UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2011

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective January 1, 2011, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the "Company") and its wholly owned subsidiary, Northrim Bank (the "Bank’) (collectively the "Employer") extended through to December 31, 2011 the existing Employment Agreements (the "Existing Agreements") of the Employer’s named executive officers, R. Marc Langland, Chairman, President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of the Bank, Christopher N. Knudson, Executive Vice President and Chief Operating Officer, Joseph M. Schierhorn, Executive Vice President and Chief Financial Officer, Joseph M. Beedle, Executive Vice President of the Company and President of the Bank and Steven L. Hartung, Executive Vice President and Chief Credit Officer.

Effective January 1, 2011 and continuing through December 31, 2011, the Employer and each of the above named executive officers entered into a new employment agreement under which the provisions and terms remain, essentially, the same as the Existing Agreements, except for the certain changes to Mr. Langland’s agreement and certain changes to the agreements with Messrs. Knudson, Schierhorn, Beedle and Hartung discussed below.

Pursuant to Mr. Langland’s request, the provisions for Incentive Compensation, Stock Options and any payment in the event of a Change of Control were deleted from the new agreement between him and the Employer.

Pursuant to executive management’s request, the new agreements between Messrs. Knudson, Schierhorn, Beedle and Hartung and the Employer reflect the changes (i) to decrease the multiple for the number of years’ salary to be paid in the event of Termination Without Cause or Good Reason or in the event of a Change of Control from two (2) times to one (1) times the annual salary paid, (ii) to add appropriate language under Incentive Compensation to comply with recent financial reform legislation as required to provide for the Employer’s recovery ("clawback") of incentive compensation as defined, and (iii) to, under Incentive Compensation, reflect the Compensation Committee’s authorization to include language in the respective agreements allowing for the Employer’s right and Committee’s authority and option to substitute a profit sharing plan in lieu of an incentive plan at any time during the life of the agreements.

Copies of the new employment agreements for Messrs. Langland, Knudson, Schierhorn, Beedle and Hartung are filed as Exhibits 10.36, 10.37, 10.38, 10.39 and 10.40, respectively, to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable.

(b) Proforma financial information – not applicable.

(c) EXHIBIT DESCRIPTION

10.36 Employment Agreement with R. Marc Langland dated January 1, 2011
10.37 Employment Agreement with Christopher N. Knudson dated January 1, 2011
10.38 Employment Agreement with Joseph M. Schierhorn dated January 1, 2011
10.39 Employment Agreement with Joseph M. Beedle dated January 1, 2011
10.40 Employment Agreement with Steven L. Hartung dated January 1, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

January 5, 2011	By:	R. Marc Langland

Name: R. Marc Langland
Title: Chairman, President & CEO

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Exhibit Index

Exhibit No.	Description

10.36	Employment Agreement with R. Marc Langland dated January 1, 2011
10.37	Employment Agreement with Christopher N. Knudson dated January 1, 2011
10.38	Employment Agreement with Joseph M. Schierhorn dated January 1, 2011
10.39	Employment Agreement with Joseph M. Beedle dated January 1, 2011
10.40	Employment Agreement with Steven L. Hartung dated January 1, 2011